Vote this proxy card TODAY!  Your prompt response will
save U.S. Treasury Portfolio - Initial Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
DAILY MONEY FUND:  U.S. TREASURY PORTFOLIO - INITIAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(cusip # 233809201/fund# 058 HH)

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

4(a).   To approve an amended Management Contract for the                       FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4(a)
        fund.  Approval of Proposal    4(a)     is contingent upon (i)
        approval of Proposal    4(b)    ; (ii) approval by the fund's
        Class B shareholders of an amended Management
        Contract for the fund; and (iii) approval by the fund's
        Class B shareholders of a new Distribution and Service
        Plan for Class B shares of the fund.

4(b)    To approve a new Distribution and Service Plan for                      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4(b)
 .       Initial Class shares of the fund.  Approval of Proposal
           4(b)     is contingent upon (i) approval of Proposal    4(a)    ;
        (ii) approval by the fund's Class B shareholders of an
        amended Management Contract for the fund; and (iii)
        approval by the fund's Class B shareholders of a new
        Distribution and Service Plan for Class B shares of the
        fund.

6.      To approve an Agreement and  Plan providing for the                     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
        reorganization of the fund from a separate series of one
        Delaware business trust to another.

7.      To amend the fundamental limitation concerning                          FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
        diversification for the fund.

9.      To eliminate the fundamental investment limitation                      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
        concerning writing or purchasing put or call options
        for the fund.




DMFTI-PXC-0397                                          cusip
#233809201/fund # 058 H

Vote this proxy card TODAY!  Your prompt response will
save U.S. Treasury Portfolio - Class B the expense of additional mailings. Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
DAILY MONEY FUND:  U.S. TREASURY PORTFOLIO - CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(cusip #233809706/fund# 658 HH)

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

4(a).   To approve an amended Management Contract for the                   FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4(a)
        fund.     Approval of Proposal 4(a) is contingent upon  (i)
           app    roval of Proposal 4(c); (ii) approval by Initial Class
        shareholders of the fund of an amended Management
        Contract for the fund; and (iii) approval by the fund's
        Initial Class shareholders of a new Distribution and
        Service Plan for Initial Class shares of the fund.

4(c).   To approve a new Distribution and Service Plan for the              FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4(c)
        fund.  App   roval of Proposal 4(c) is contingent upon  (i)
           approval of Pr    oposal 4(a); (ii) approval by Initial Class
        shareholders of the fund of an amended Management
        Contract for the fund; and (iii) approval by the fund's
        Initial Class shareholders of a new Distribution and
        Service Plan for Initial Class shares of the fund.

6.      To approve an Agreement and  Plan providing for the                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
        reorganization of the fund from a separate series of one
        Delaware business trust to another.

7.      To amend the fundamental limitation concerning                      FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
        diversification for the fund.

9.      To eliminate the fundamental investment limitation                  FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
        concerning writing or purchasing put or call options
        for the fund.




DMFTB-PXC-0397                                       cusip #233809706/658 H

Vote this proxy card TODAY!  Your prompt response will
save Money Market Portfolio - Initial Class the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
DAILY MONEY FUND:  MONEY MARKET PORTFOLIO - INITIAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough or any one or more of them, attorneys, with full power of substitution, to vote all shares of Daily Money Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 9, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
(cusip #233809102/fund# 083 HH)

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

4(a).   To approve an amended Management Contract for    the               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4(a)
           fund.  Approval of Proposal 4(a) is contingent upon
           approval of Proposal 4(b).

4(b)    To approve a new Distribution and Service Plan for                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4(b)
 .          Initial Class shares of the fund.  Approval of Proposal
           4(b) is contingent upon approval of Proposal 4(a).

6.      To approve an Agreement and  Plan providing for the                FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
           reorganization of the fund from a separate series of one
           Delaware business trust     to another.

7.      To amend the fundamental limitation concerning                     FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   7.
        diversificati   on for     the fund.

9.      To eliminate the fundamental investment limitation                 FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   9.
        concerning writing or purchasing put or call options
        fo   r th    e fund.




DMFMM-PXC-0397                                         cusip #
233809102/fund#083 H